AMENDMENT NO. 1 TO

STOCK PURCHASE AND REORGANIZATION AGREEMENT

THIS AMENDMENT NO. 1 TO STOCK PURCHASE AND REORGANIZATION AGREEMENT (“Amendment No. 1”) is made and entered into effective as of the 15th day of June, 2017 by and among AMERICAN REBEL HOLDINGS, INC. (f/k/a CUBESCAPE, INC.), a Nevada corporation (the “Company” or the “Issuer”), AMERICAN REBEL, INC., a Nevada corporation (“REBEL”), the buyers listed on the Buyer Signature Page hereto (each,, a “Buyer” and collectively, the “Buyers”), and KRUEGER LLP, a California limited liability partnership, as the escrow holder and legal counsel to the Company (the “Escrow Holder”). Capitalized terms not defined herein shall have the meaning as set forth in the Reorganization Agreement, defined below.

RECITALS

A.The Company, REBEL and the Buyers entered into a Stock Purchase and Reorganization Agreement on November 23, 2016 (the “Reorganization Agreement”) providing for the purchase from the Buyers of all of their shares of common stock in REBEL in exchange for shares of common stock in the Company.

B. The Company, REBEL and the Buyers desire to amend the Reorganization Agreement to change the number of shares of the Company’s common stock to be issued to the Buyers to 17,421,000 shares and exchange of derivative securities currently issued and outstanding in REBEL;

C.The Reorganization Agreement, and the Transaction set forth therein, was contemplated to close no later than December 30, 2016.

D.The Company amended its articles of incorporation to change its name to American Rebel Holdings, Inc. effective December 30, 2016 (the “Name Change”).

E.The Company, REBEL and the Buyers desire to amend the Reorganization Agreement pursuant to this Amendment No. 1.

NOW, THEREFORE, for and in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the parties hereto agree as follows:

1.The Reorganization Agreement is hereby amended in all sections to reflect the number of shares of REBEL common stock currently issued and outstanding as 17,421,000 and add the disclosure of 500,000 five-year warrants to purchase shares of common stock at $0.50 per share (the “REBEL Derivatives”).

2.The Reorganization Agreement is hereby amended in all sections to reflect the number of shares of the Company’s common stock to be issued to the Buyers shall be 17,421,000.

3.The Reorganization Agreement is hereby amended in all sections to reflect the Company’s issuance of 500,000 five-year warrants to purchase shares of common stock at $0.50 per share in exchange for the REBEL Derivatives. The form of such warrants shall be identical in all material respects as the REBEL Derivatives.

4.Section 1.4 of the Reorganization Agreement shall be amended and restated to read as follows:

SECTION 1.4. The Closing. The closing of this Transaction (the “Closing”) shall take place at the offices of Krueger LLP, 7486 La Jolla Boulevard, La Jolla, CA 92037 (Telephone: 858-729-9997), commencing at 10:00 a.m. PST time on the earlier of (i) June 16, 2017 (the “Closing Date”) or (ii) five (5) business days following the satisfaction or waiver of all conditions to the obligations of the parties to consummate this Transaction (other than conditions with respect to actions the respective parties will take at the Closing itself) or such other date as the parties may mutually determine, but in any event no later than June 30, 2017. It is the intent of the parties that the Buyers shall assume control of the Company immediately at the Closing.

5.The Reorganization Agreement is hereby amended in all sections to reflect the Company’s Name Change.

6.Other than as specifically provided in this Amendment No. 1, all other provisions of the Reorganization Agreement shall remain in full force and effect, the Reorganization Agreement as amended by this Amendment No. 1 constituting the sole and entire agreement between the parties as to the matters contained herein, and superseding any and all conversations, letters and other communications which may have been disseminated by the parties relating to the subject matter hereof, all of which are void and of no effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

REBEL:

AMERICAN REBEL, INC.

By: /s/ Charles A. Ross, Jr.

Name: Charles A. Ross, Jr.

Title: President and CEO

COMPANY:

AMERICAN REBEL HOLDINGS, INC.

(f/k/a CUBESCAPE, INC.)

By: /s/ Charles A. Ross, Jr.

Name: Charles A. Ross, Jr.

Title: CEO/CFO

BUYERS:

SEE BUYER SIGNATURE PAGE

ESCROW HOLDER:

Krueger LLP

By: /s/ Blair Krueger

Name: Blair Krueger, Esq.

Title: Managing Partner

BUYER SIGNATURE PAGE

BUYERS:	Number of REBEL shares issued		Number of CSCP common shares to be exchanged
Charles A. Ross, Jr. (Chairman)	6,500,000	37.31%	6,500,000	27.75%
Douglas Grau	2,000,000	11.48%	2,000,000	8.54%
Robert Lucas	525,000	3.01%	525,000	2.24%
ABA Rebels, LLC	1,625,000	9.33%	1,625,000	6.94%
Albert Dacre	850,000	4.88%	850,000	3.63%
Brian Tansey	750,000	4.31%	750,000	3.21%
Steven Cochennet	500,000	2.87%	500,000	2.13%
Corey Lambrecht	500,000	2.87%	500,000	2.13%
Robert Green	400,000	2.30%	400,000	1.71%
Roger Mason	300,000	1.72%	300,000	1.28%
Phillip Holcomb	300,000	1.72%	300,000	1.28%
Kelly Smith	200,000	1.15%	200,000	0.86%
Elizabeth Nelson IRA	190,000	1.09%	190,000	0.81%
William Boehlke IRA	150,000	0.86%	150,000	0.64%
Troy Lorenz	134,000	0.77%	134,000	0.57%
Harvey Burstein	200,000	1.15%	200,000	0.86%
James Miller	132,000	0.76%	132,000	0.57%
Troy Lorenz IRA	80,000	0.46%	80,000	0.34%
David Gonyea	60,000	0.34%	60,000	0.25%
Ronda Dumvoich	150,000	0.86%	150,000	0.64%
Gary Padjen	50,000	0.29%	50,000	0.22%
David Slavens	50,000	0.29%	50,000	0.22%
R. Eric Hughes	50,000	0.29%	50,000	0.22%
Jason Cohorst Revocable Trust	50,000	0.29%	50,000	0.22%
GSP Consulting LLC	150,000	0.86%	150,000	0.64%
First Chance LLC	5,500	0.03%	5,500	0.02%
RYKY LP	144,500	0.83%	144,500	0.62%
Darrell Hill	50,000	0.29%	50,000	0.22%
Marilyn and Jim Gorman	50,000	0.29%	50,000	0.22%
John Grinstead	50,000	0.29%	50,000	0.22%
Glen and Mary Wiecek	50,000	0.29%	50,000	0.22%
James Van Fossen	100,000	0.57%	100,000	0.42%
Dan Collins	100,000	0.57%	100,000	0.42%
Tom Cain	25,000	0.14%	25,000	0.10%
John Garrison	100,000	0.57%	100,000	0.42%
Charles A. Ross, Sr.	300,000	1.72%	300,000	1.28%
DeMint Law, PLLC	250,000	1.44%	250,000	1.07%
John Whittinghill	100,000	0.57%	100,000	0.42%
Rod Ryan	100,000	0.57%	100,000	0.42%
Kenneth Yonika	100,000	0.57%	100,000	0.42%

	17,421,000	100.00%	17,421,000	74.38%

Signature page or Power of Attorney required

/s/ Charles A. Ross, Jr. Charles A. Ross, Jr.	/s/ Douglas Grau Douglas Grau

/s/ Robert Lucas Robert Lucas	/s/ ABA Rebels, LLC ABA Rebels, LLC

/s/ Albert Dacre Albert Dacre	/s/Brian Tansey Brian Tansey

/s/ Steven Cochennet Steven Cochennet	/s/ Corey Lambrecht Corey Lambrecht

/s/ Robert Green Robert Green	/s/ Roger Mason Roger Mason

/s/ Phillip Holcomb Phillip Holcomb	/s/ Kelly Smith Kelly Smith

/s/ Elizabeth Nelson IRA Elizabeth Nelson IRA	/s/ William Boehlke IRA William Boehlke IRA

/s/ Troy Lorenz Troy Lorenz	/s/ Harvey Burstein Harvey Burstein

/s/ James Miller James Miller	/s/ Troy Lorenz IRA Troy Lorenz IRA

/s/ David Gonyea David Gonyea	/s/ Ronda Dumvoich Ronda Dumvoich

/s/ Gary Padjen Gary Padjen	/s/ David Slavens David Slavens

/s/ R. Eric Hughes R. Eric Hughes	/s/ Jason Cohorst Revocable Trust Jason Cohorst Revocable Trust

/s/ GSP Consulting LLC GSP Consulting LLC	/s/ First Chance LLC First Chance LLC

/s/ RYKY LP RYKY LP	/s/ Darrell Hill Darrell Hill

/s/ Marilyn and Jim Gorman Marilyn and Jim Gorman	/s/ John Grinstead John Grinstead

/s/ Glen and Mary Wiecek Glen and Mary Wiecek	/s/ James Van Fossen James Van Fossen

/s/ Dan Collins Dan Collins	/s/ Tom Cain Tom Cain

/s/ John Garrison John Garrison	/s/ Charles A.Ross, Sr. Charles A. Ross, Sr.

/s/ Demint Law, PLLC DeMint Law, PLLC	/s/ John Wittinghill John Wittinghill

/s/ Rod Ryan Rod Ryan	/s/ Kenneth Yonika Kenneth Yonika